|	5.1.2018
Guggenheim Variable Insurance Funds Summary Prospectus

Rydex Domestic Equity – Broad Market Fund
Inverse NASDAQ-100® Strategy Fund

The Fund is very different from most mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most other mutual funds. The pursuit of an inverse investment goal has the following implications: • Because the Fund seeks daily inverse investment results, the return of the Fund for a period longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the return of the Fund’s benchmark for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s cumulative return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the Fund’s benchmark. In addition, as a result of compounding, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse performance of the Fund’s underlying index, before accounting for fees and fund expenses. • The Fund is not suitable for all investors and is designed to be utilized only by sophisticated investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments. Investors who do not understand the Fund or do not intend to actively manage and monitor their investments should not buy shares of the Fund.

There is no assurance that the Fund will achieve its objective and an investment in the Fund could lose money. The Fund is not a complete investment program.

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/variable-insurance-funds, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated May 1, 2018, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and is not intended for use by other investors.

SUMVTIN-0518x0519	guggenheiminvestments.com

INVERSE NASDAQ-100® STRATEGY FUND

IMPORTANT INFORMATION ABOUT THE FUND
The Inverse NASDAQ-100® Strategy Fund (the “Fund”) is very different from most other mutual funds in that it seeks to provide investment results that match the inverse of the performance of a specific underlying index on a daily basis, a result opposite of most mutual funds. As a result, the Fund may be riskier than alternatives that do not rely on the use of derivatives to achieve their investment objectives.
Because the Fund seeks daily inverse investment results, the return of the Fund for a period of longer than a single trading day will be the result of each day’s compounded returns over the period, which will very likely differ from the inverse return of the Fund’s underlying index (as defined below) for that period. As a consequence, especially in periods of market volatility, the path or trend of the benchmark during the longer period may be at least as important to the Fund’s return for the longer period as the cumulative return of the benchmark for the relevant longer period. Further, the return for investors who invest for a period longer than a single trading day will not be the product of the return of the Fund’s stated investment goal (i.e., -1x) and the cumulative performance of the benchmark.
The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the consequences of seeking daily inverse investment results, (b) understand the risk of shorting and (c) intend to actively monitor and manage their investments. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Owners of variable annuity and insurance contracts that invest in the Fund also should refer to the variable insurance contract prospectus for a description of fees and expenses that may be deducted at the separate account level or contract level for any charges that may be incurred under a contract. If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)	N/A
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Other Expenses	0.89%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses*	1.84%

*
The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses which are, or may be, imposed under your variable insurance contract. If the Example were to reflect the deduction of such charges, the costs shown would be greater. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and

1 | SUMMARY PROSPECTUS

that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$187	$579	$995	$2,159

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Unlike a traditional index fund, the Fund’s investment objective is to perform opposite the underlying index, and the Fund generally will not own the securities included in the underlying index. Instead, the Fund employs as its investment strategy a program of engaging in short sales of securities included in the underlying index and investing to a significant extent in derivative instruments, which primarily consist of equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. The Advisor expects to rebalance the Fund's positions daily to maintain exposure that is opposite to that of the underlying index. While the Fund may write (sell) and purchase swaps, it expects primarily to write swaps. The Fund’s investment in derivatives serves as a substitute for directly selling short each of the securities included in the underlying index and produces inverse exposure to the underlying index. Certain of the Fund’s derivatives investments may be traded in the over-the-counter (“OTC”) market. The Fund also may invest in American Depositary Receipts (“ADRs”) to gain inverse exposure to international companies included in the underlying index. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments with economic characteristics that should perform opposite to the securities of companies included in the underlying index.
Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the Investment Company Act of 1940 or to meet redemption requests.

The NASDAQ-100 Index® is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on The Nasdaq Stock Market with capitalizations ranging from $10.3 billion to $852.6 billion as of December 31, 2017. To the extent the Fund’s underlying index is concentrated in a particular industry the Fund will necessarily be concentrated in that industry. As of March 31, 2018, the Fund has significant exposure to the Consumer Discretionary Sector, Health Care Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor's Financial Services LLC.
On a day-to-day basis, the Fund may hold U.S. government securities or cash equivalents. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund may invest a portion of its assets, and at times, a substantial portion of its assets, in other short-term fixed-income investment companies advised by the Advisor, or an affiliate of the Advisor, for various purposes, including for liquidity management purposes (e.g., to increase yield on liquid investments used to collateralize derivatives positions) or when such investment companies present a more cost-effective investment option than direct

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investments in the underlying securities. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Advisor to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities. Such investments will expose the Fund to the risks of these asset categories and increases or decreases in the value of these investments may cause the Fund to deviate from its investment objective.

PRINCIPAL RISKS
As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to the principal risks described below.

ACTIVE TRADING RISK—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund and higher transaction costs. Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK—Through its investments in other investment companies, the Fund may have exposure to asset-backed securities, including mortgage-backed securities and structured finance investments. Investors in these securities generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

CLO RISK—Through its investments in other investment companies, the Fund may have exposure to CLOs. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.

CORRELATION AND COMPOUNDING RISK—A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. The risk of the Fund not achieving its daily investment objective will be more acute when the underlying index has an extreme one-day movement approaching 50%. In addition, as a result of compounding, because the Fund has a single day investment objective, the Fund’s performance for periods greater than one day is likely to be either greater than or less than the inverse of the performance of the underlying index, before accounting for fees and Fund expenses.

Compounding affects all investments, but has a more significant impact on a leveraged fund. In general, particularly during periods of higher index volatility, compounding will cause longer term results to be more or less than the inverse of the return of the underlying index. This effect becomes more pronounced as volatility increases.

Fund performance for periods greater than one day can be estimated given any set of assumptions for the following factors: (a) underlying index performance; (b) underlying index volatility; (c) financing rates associated with leverage; (d) other Fund expenses; (e) dividends paid by companies in the underlying index; and (f) period of time. The table below illustrates the impact of two principal factors – volatility and index performance – on Fund performance. The table shows estimated Fund returns for a number of combinations of performance and volatility over a one-year period. Performance shown in the table assumes: (a) no dividends paid by the companies included in the underlying index; (b) no Fund expenses; and (c) a cost of leverage of zero percent. If Fund expenses, including the cost of leverage, were included, the Fund’s performance would be lower than shown.

3 | SUMMARY PROSPECTUS

Areas shaded lighter represent those scenarios where the Fund can be expected to return more than the inverse performance of the underlying index; conversely, areas shaded darker represent those scenarios where the Fund can be expected to return the same or less than the inverse performance of the underlying index.

Index Performance		Annualized Volatility
1x	-1x	10%	25%	50%	75%	100%
-60%	60%	148%	132%	96%	42%	-6%
-50%	50%	98%	87%	57%	14%	-28%
-40%	40%	65%	56%	30%	-5%	-38%
-30%	30%	42%	34%	13%	-18%	-47%
-20%	20%	24%	18%	-3%	-28%	-54%
-10%	10%	10%	4%	-13%	-36%	-59%
0%	0%	-1%	-6%	-22%	-43%	-64%
10%	-10%	-10%	-15%	-29%	-48%	-67%
20%	-20%	-17%	-22%	-35%	-53%	-69%
30%	-30%	-24%	-28%	-40%	-56%	-71%
40%	-40%	-29%	-33%	-44%	-60%	-73%
50%	-50%	-34%	-37%	-48%	-62%	-76%
60%	-60%	-38%	-41%	-51%	-65%	-78%

The underlying index’s annualized historical volatility rate for the five year period ended March 31, 2018 is 12.70%. The underlying index’s highest one-year volatility rate during the five year period is 18.20%. The underlying index’s annualized performance for the five year period ended March 31, 2018 is 19.97%.

Historical underlying index volatility and performance are not indications of what the underlying index volatility and performance will be in the future. The table is intended to underscore that the Fund is designed as a short-term trading vehicle for investors who intend to actively monitor and manage their portfolios.

COUNTERPARTY CREDIT RISK—The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund’s use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

CREDIT RISK—The Fund could lose money if the debt securities or other instruments in which it invests decline in price, or the issuer or guarantor of such instrument fails to pay interest or principal when due because the issuer or guarantor of the instrument experiences an actual or perceived decline in its financial status. Generally, credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer or guarantor deteriorates, though the effect of any credit rating downgrade can be uncertain. To the extent the Fund invests in below investment grade instruments, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s or guarantor’s financial condition and on the terms of the instruments.

DEPOSITARY RECEIPT RISK—The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

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DERIVATIVES RISK—The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Certain risks are specific to the derivatives in which the Fund invests.

SWAP AGREEMENTS RISK—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

FUTURES CONTRACTS RISK—Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value ("NAV"). Futures also are subject to leverage risks and to liquidity risk.

OPTIONS CONTRACTS RISK—Options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to correctly predict future price fluctuations and the degree of correlation between the options and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.

EARLY CLOSING RISK—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EQUITY RISK—The Fund is subject to the risk that the value of the equity securities and equity-based derivatives in the Fund’s portfolio will decline due to volatility in the equity market caused by general market and economic conditions, perceptions regarding particular industries represented in the equity market, or factors relating to specific companies to which the Fund has investment exposure.

FOREIGN ISSUER EXPOSURE RISK—The Fund may invest in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, are subject to additional risks in comparison to U.S. securities and U.S. issuers, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

HIGH YIELD AND UNRATED SECURITIES RISK—The Fund’s exposure to higher yielding, below investment grade and unrated high risk debt securities (commonly known as “junk bonds”) may present additional risk because these securities may be less liquid and present greater credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or

5 | SUMMARY PROSPECTUS

perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

INTEREST RATE RISK—The market value of fixed income investments and related financial instruments will change in response to interest rate changes. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

INVESTMENT IN INVESTMENT VEHICLES RISK—Investing in other investment vehicles, including exchange-traded funds (“ETFs”), closed-end funds, affiliated short-term fixed income funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares.

INVESTMENT IN LOANS RISK—Investing in loans involves special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

LARGE-CAPITALIZATION SECURITIES RISK—The Fund is subject to the risk that large-capitalization stocks may outperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

LIQUIDITY AND VALUATION RISK—In certain circumstances, it may be difficult for the Fund to purchase and sell a particular investment within a reasonable time at a fair price, or the price at which it has been valued by the Advisor for purposes of the Fund's NAV, causing the Fund to be less liquid. While the Fund intends to invest in liquid securities and financial instruments, under certain market conditions, such as when trading in a particular investment has been halted temporarily by an exchange because the maximum price change of that investment has been realized, it may be difficult or impossible for the Fund to liquidate such investments. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value the investments.

MARKET RISK—The market value of the securities and derivatives held by the Fund may fluctuate over time in response to factors affecting individual companies or other factors such as changing economic, political or financial markets.

NON-DIVERSIFICATION RISK—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and provides for less transparency than with exchange-traded derivatives. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

PASSIVE INVESTMENT RISK—The Fund is not actively managed and the Advisor does not attempt to take defensive positions in rising markets. Therefore, the Fund may be subject to greater losses in a rising market than a fund that is actively managed.

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PORTFOLIO TURNOVER RISK—Periodic rebalancing of the Fund's holdings pursuant to its daily investment objective may lead to a greater number of portfolio transactions in the Fund than experienced by other mutual funds. Such frequent and active trading may lead to significantly higher transaction costs because of increased broker commissions associated with such transactions.

PREPAYMENT AND EXTENSION RISK—Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any debt security with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.

REPURCHASE AGREEMENT RISK—The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

SECTOR RISK—The Fund is subject to the Sector Risks described below.

Consumer Discretionary Sector Risk. The Fund’s investments are exposed to issuers conducting business in the Consumer Discretionary Sector. The manufacturing segment of the Consumer Discretionary Sector includes automotive, household durable goods, leisure equipment and textiles and apparel. The services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Consumer Discretionary Sector.  The performance of companies operating in the Consumer Discretionary Sector has historically been closely tied to the performance of the overall economy, and also is affected by economic growth, consumer confidence, attitudes and spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer products and services in the marketplace. Moreover, the Consumer Discretionary Sector encompasses those businesses that tend to be the most sensitive to economic cycles.

Health Care Sector Risk.  The Fund's investments are exposed to issuers conducting business in the Health Care Sector. The Health Care Sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Health Care Sector. The prices of the securities of companies operating in the Health Care Sector are closely tied to government regulation and approval of their products and services, which can have a significant effect on the price and availability of those products and services.

Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. The prices of the securities of companies operating in the Information Technology Sector are closely tied to market competition, increased sensitivity to short product cycles and aggressive pricing, and problems with bringing products to market.

7 | SUMMARY PROSPECTUS

SHORT SALES AND SHORT EXPOSURE RISK—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.

TEMPORARY DEFENSIVE INVESTMENT RISK—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.

TRACKING ERROR RISK—The Advisor may not be able to cause the Fund’s performance to match that of the Fund’s benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund’s investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, and high portfolio turnover rate all contribute to tracking error. Tracking error may cause the Fund’s performance to be less than you expect.

TRADING HALT RISK—If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to use leverage and may prevent the Fund from achieving its investment objective.

U.S. GOVERNMENT SECURITIES RISK—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. The value of U.S. government securities will fluctuate and such securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate and credit risk.

PERFORMANCE INFORMATION
The following bar chart shows the performance of the shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions. The performance information below does not reflect fees and expenses of any variable contract that may use the Fund as its underlying investment and would be lower if it did. Of course, this past performance (before taxes) does not necessarily indicate how the Fund will perform in the future.

Highest Quarter Return		Lowest Quarter Return
Q4 2008	19.25%	Q1 2012	-18.17%

SUMMARY PROSPECTUS | 8

AVERAGE ANNUAL TOTAL RETURN
(for periods ended December 31, 2017)

	Past 1 Year	Past 5 Years	Past 10 Years
Inverse NASDAQ-100® Strategy Fund	-24.66%	-19.26%	-15.98%
NASDAQ-100® Index (reflects no deduction for fees, expenses or taxes)	32.99%	20.68%	13.05%

MANAGEMENT
INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS

•	Michael P. Byrum, CFA, Senior Vice President. Mr. Byrum has been associated with the Advisor since 1993.

•	Ryan A. Harder, CFA, Portfolio Manager. Mr. Harder has been associated with the Advisor since 2004.

PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are purchased by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. All orders for the purchase of shares are subject to acceptance or rejection by the Trust. All redemption requests will be processed and payment with respect thereto will be made within seven days after tender.

TAX INFORMATION
The tax consequences of your investment in the Fund depend on the provisions of the annuity or life insurance program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which Fund shares are offered.

9 | SUMMARY PROSPECTUS